CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the accompanying Annual Report of Hiko Bell Mining & Oil Company, (the "Company") on Form 10-QSB for the quarter ended March 31, 2007 (the "Report"),  I, Craig Caldwell, Chief Executive Officer of the Company, hereby certify that to my knowledge:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)          The  information  contained in  the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Craig Caldwell
Dated: August 19, 2007	Craig Caldwell
President and Chief Executive Officer

The  above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the  Form  10-K or as a separate disclosure  document.